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                                                                    Exhibit 10.6

                                                                 August 23, 2001



AMERICREDIT FINANCIAL SERVICES
 OF CANADA LTD.

- and to -

AMERICREDIT CORP.

c/o AmeriCredit Corp.
801 Cherry Street
Suite 3900
Fort Worth, Texas
76107

Attention:  Mr. Preston A. Miller
            Executive Vice-President, Treasurer
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Dear Sirs/Mesdames:

           Re: Cancellation and Repayment of Existing Convertible Revolving Term Credit Facility in Favour of AmeriCredit Financial Services of Canada Ltd.
                 ---------------------------------------------------------------



     We refer to that certain letter loan agreement between AmeriCredit Financial Services of Canada Ltd. (the "Borrower") and The Bank of Nova Scotia
                                        --------
(the "Bank") dated November 13, 1998, as amended to date (such agreement, as
      ----
amended, being the "Agreement"), whereby the Bank has made available to the
                    ---------
Borrower a convertible revolving term credit facility, currently with a committed limit of $40,000,000 Cdn. (the "Credit") upon the terms and conditions
                                          ------
as described therein. All capitalized terms used and not otherwise defined in this letter shall have the respective meanings ascribed to them in the Agreement.

     Further to discussions between the Borrower and the Bank, and at the mutual consent of the parties, the Bank wishes to confirm that the Credit shall be and is hereby cancelled, effective upon the later to occur of:

  (i) the Bank's receipt of an original copy of this letter duly signed without amendment by the respective authorized officers of the Borrower and AmeriCredit Corp. (the "Parent Company");
                                    --------------

  (ii) the completion date for the term loan financing to be established by Merrill Lynch Capital Canada Inc. ("Merrill Canada") in favour of the
                                            --------------
        Borrower subject to and in accordance with the terms and conditions of the credit agreement by and among the Borrower, Merrill Canada and AmeriCredit Financial Services, Inc. (a draft of which credit agreement has been delivered to the Bank); and

  (iii) the repayment on the date hereof of all indebtedness and liability of the Borrower outstanding under or in connection with the Credit, the Agreement and all other Loan Documents in the amounts specified in the following paragraph, provided that if any indebtedness and liability of
                             -------------
        the Borrower under or in connection with the Credit, the Agreement and/or any other Loan Document shall remain outstanding after the aforesaid date, then the Bank reserves its rights to issue a demand for the immediate payment or other
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TO: AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.                         Page 2
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        appropriate discharge thereof.

  and provided that the borrowing privileges of the Borrower under the Credit shall nevertheless be deemed to be abolished effective at the close of business on August 22, 2001.

     As of the date of this letter, our records disclose that the principal balance outstanding under the Credit is $38,235,524.10 Cdn. (comprised by Prime Rate Advances exclusively), that accrued interest on that principal balance is $184,692.35 and that accrued standby fee in the amount of $2,027.77 Cdn. is also outstanding (the foregoing, being collectively the "Current Obligations").
                                                    -------------------
Interest shall continue to accrue on the outstanding principal balance of the Current Obligations at the Bank's Prime Rate, and on any unpaid amounts due and owing in respect of any of the Current Obligations at the same rate plus 2% per annum, all in accordance with the applicable terms of the Agreement.

     Immediately upon and subject to the satisfaction of each of the conditions specified in (i), (ii) and (iii) above, the parties further hereby agree that the Agreement shall then terminate and be of no force or effect (subject only to such rights of reimbursement, contribution and/or indemnity in favour of the Bank as may be continuing if and to the extent that the survival of any such rights is contemplated by the respective Loan Documents), and, further, that the Bank's security interests in and to all of the collateral held by the Bank as Security pursuant to the Agreement or any other Loan Document (the "BNS
                                                                    ---
Collateral") shall then be hereby terminated and released, including, without
----------
limitation, the Guarantee by the Parent Company. Following the effective date of such termination and release of the Bank's security interests in respect of the BNS Collateral, upon any request in writing by the Borrower to the Bank to do so, the Bank will promptly execute any and all such specific consents, releases, discharges or other filings or instruments in connection with its release of its security interests in the BNS Collateral as aforesaid, provided that the Borrower shall pay all reasonable costs and expenses of the Bank incurred in connection therewith or the taking of any related actions, including, without limitation, all legal fees on a solicitor and client basis.

     The Borrower hereby irrevocably and unconditionally waives its right to exercise its option to convert the Credit to a non-revolving term credit facility, and agrees that all terms and conditions of the Agreement giving rise to (or otherwise relating to) such conversion or the exercise of the option in respect thereof shall be and are hereby deleted. Any Conversion Notice delivered by the Borrower to the Bank prior to the date hereof shall be hereby rescinded at the mutual consent of the parties and, notwithstanding the delivery of any such Conversion Notice prior to the date of this letter, the parties agree that the Credit shall be deemed to be and to have remained at all times a revolving term credit facility.

     The Borrower agrees that, it shall, at its own expense do, make, execute, or deliver all such further acts, documents and things in connection with this letter and the Agreement, or any other document or instrument executed in connection herewith or therewith as the Bank may reasonably require from time to time for the purpose of giving effect to the intentions of the parties expressed herein, all immediately upon the request of the Bank.

     Please indicate your acceptance of the foregoing by signing the enclosed duplicate copy of this letter and by then returning or arranging for the return of the same to the Bank (at the address noted above on page 1 hereof).

     By its execution hereof, each of the undersigned acknowledges that it has received and read a true copy of this letter and consents to all of the terms hereof. This letter may be executed in counterparts, provided that each counterpart bear an original signature of the applicable party, and each such counterpart shall be deemed to be an original of this letter, but all such counterparts shall together constitute one and the same instrument. Notwithstanding anything stated to the contrary herein, the provisions of this letter shall not be effective unless the Bank receives from the applicable parties one or more duly signed and otherwise satisfactory original counterparts of this letter by the reply date prescribed above, whereupon (subject to such delivery and otherwise to the
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TO: AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.                         Page 3
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satisfaction of all other conditions as specified herein) the terms of this letter shall be deemed to be effective as and when provided herein.


                              Yours truly,

                              THE BANK OF NOVA SCOTIA




                              By: ____________________________
                                    M. Lawson
                                    Managing Director



                              By: ____________________________
                                    A. Sabada
                                    Director


AMERICREDIT FINANCIAL SERVICES
 OF CANADA LTD.  (as Borrower)

                              Acknowledged and accepted on this 23rd
                              day of  August, 2001.

By: _________________________
   Name: ___________________
   Title: ____________________



By: _________________________
   Name: ___________________
   Title: ____________________
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TO: AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.                     Page 4
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AMERICREDIT CORP.  (as a Guarantor)

                              Acknowledged and accepted on this 23rd
                              day of August, 2001.

By: _________________________
   Name: ___________________
   Title: ____________________



By: _________________________
   Name: ___________________
   Title: ____________________